UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01 Other Events.

On August 6, 2025, Tandem Diabetes Care, Inc. (the “Company”) received 510(k) clearance from the U.S. Food and Drug Administration for the SteadiSet™ infusion set (“SteadiSet”) for up to seven days of use. SteadiSet is a wearable infusion set that delivers insulin from an insulin pump to the body and features an integrated inserter with a hidden needle designed for one-handed insertion. SteadiSet is designed to provide patients with type 1 diabetes continuous insulin delivery during the indicated use period.

The Company plans to launch SteadiSet technology as a standalone infusion set for the t:slim X2 and Tandem Mobi pumps and as a component of the Company’s future Tandem Mobi tubeless insulin delivery system. The Company will be focusing on the scale-up of manufacturing operations and pre-commercial activities over the next several quarters. Financial details related to these efforts will be provided in future earnings announcements.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company’s plans and timing for launching SteadiSet, the anticipated launch of Tandem Mobi’s tubeless insulin delivery system, and the Company’s focus on scaling its manufacturing operations. These forward-looking statements are subject to numerous risks and uncertainties, including risks related to the potential safety and other complications from the Company’s pumps and associated technologies, including SteadiSet; the ability to maintain regulatory clearance for the Company’s products; supply and manufacturing risks, including those associated with scale-up activities; the scope, progress and expansion of developing and commercializing the Company’s products; the size and growth of the market for the Company’s products compared to competitor products; the Company’s ability to protect its intellectual property; the impact of government laws, regulations and policies; and other risks identified under the “Risk Factors” heading in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Actual results could differ materially from those anticipated or projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement in this report because of new information, future events or other factors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: August 7, 2025
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